Cash and Cash Equivalents and Restricted Cash (Details) - Schedule of consolidated statements of cash flows ¥ in Thousands, $ in Thousands	Aug. 31, 2022 CNY (¥)	Aug. 31, 2022 USD ($)	Aug. 31, 2021 CNY (¥)
Schedule Of Consolidated Statements Of Cash Flows Abstract
Cash and cash equivalents	¥ 664,769	$ 96,497	¥ 844,684
Restricted cash	193,045		670,598
Less: allowance for restricted cash	(30)		(119)
Total	¥ 857,784		¥ 1,515,163